                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                         ----------------------------


                                    FORM 8-K


                                 CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported)  August 26, 1996
                                                      ------------------


                                ENDOCARE, INC.
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            (Exact name of registrant as specified in its charter)





                Delaware                              0-27212                      33-0618093
     ------------------------------              ------------------            --------------------
            (State or other                         (Commission                  (I.R.S. Employer
     jurisdiction of incorporation)                 File Number)                Identification No.)


  18 Technology Drive, Suite 134, Irvine, California                                   92618
 ----------------------------------------------------                          --------------------
       (Address of principal executive offices)                                     (Zip Code)



      Registrant's telephone number, including area code   (714) 450-1410
                                                          -----------------


                                Not Applicable
- -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         Endocare, Inc., a Delaware corporation (the "Company"), issued and sold in a private placement to four limited partnerships managed by Technology Funding, Ltd. (the "Purchasers") Convertible Secured Promissory Notes in an aggregate principal amount of $1,500,000 due August 26, 1998 (the "Notes") and warrants for the purchase of up to 150,000 shares of Common Stock of the Company (the "Warrants"). The Company borrowed an aggregate of $750,000 under the Notes on August 26, 1996. The remaining $750,000 may be borrowed by the Company under the Notes at any time prior to maturity if the Company meets certain financial requirements set forth in the Notes. The Notes accrue interest at an annual rate of 16% which is due and payable in arrears on the maturity date. The principal amount of the Notes and the accrued interest may be converted, in whole or in part, into shares of Common Stock of the Company at any time at the Purchasers' option. At any time on or after August 26, 1997, the Company can convert an amount up to $750,000, together with accrued interest thereon, into Common Stock of the Company, if the Purchasers have not exercised their right to convert on or before such date. The conversion price is $2.50 per share, subject to adjustment for certain stock splits, recapitalizations or similar changes in the Common Stock of the Company. All of the obligations under the Notes are secured by a security interest in all present and after acquired personal property of the Company.

         The Warrants entitle the Purchasers to purchase an aggregate of up to 150,000 shares of Common Stock of the Company at any time before 5:00 p.m. California time on August 26, 2001 at an exercise price of $3.00 per share, subject to adjustment for certain stock splits, recapitalizations or similar changes in the Common Stock of the Company. In lieu of exercising the Warrants, the Purchasers have the right to convert the Warrants, or any portion of them, into Common Stock of the Company based on a net exercise price formula contained in the Warrants. All of the shares of Common Stock owned by the Purchaser upon conversion of the Notes or upon exercise or conversion of the Warrants are entitled to unlimited piggyback registration rights. These registration rights are exercisable if the Company registers under the Securities Act of 1933, as amended, any of its Common Stock for its own account or for the account of any of its security holders, other than a registration relating to employee benefit plans, registrations on Form S-8 or Form S-4 or a transaction under Rule 145.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit No.    Description
- -----------    -----------

10.8           Form of Convertible Secured Promissory Note

10.9           Form of Warrant
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                                       2.
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 9, 1996
                                               ENDOCARE, INC.,
                                               a Delaware corporation



                                               By:  /s/ PAUL W. MIKUS
                                                  --------------------------
                                                        Paul W. Mikus
                                                        President and Chief
                                                        Executive Officer





                                       3.
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                               ENDOCARE, INC. 8-K


                               INDEX TO EXHIBITS



Exhibit No.    Description
- -----------    -----------

10.8           Form of Convertible Secured Promissory Note

10.9           Form of Warrant





                                       4.